Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Comerica Incorporated of our report dated February 25, 2010, with respect to the consolidated financial statements of Comerica Incorporated, included in the 2009 Annual Report to Shareholders of Comerica Incorporated.

We consent to the incorporation by reference in the following Registration Statements:

Registration Statement No. 33-42485 on Form S-8 dated August 29, 1991

Registration Statement No. 33-45500 on Form S-8 dated February 11, 1992

Registration Statement No. 33-49964 on Form S-8 dated July 23, 1992

Registration Statement No. 33-49966 on Form S-8 dated July 23, 1992

Registration Statement No. 33-53220 on Form S-8 dated October 13, 1992

Registration Statement No. 33-53222 on Form S-8 dated October 13, 1992

Registration Statement No. 33-58823 on Form S-8 dated April 26, 1995

Registration Statement No. 33-58837 on Form S-8 dated April 26, 1995

Registration Statement No. 33-58841 on Form S-8 dated April 26, 1995

Registration Statement No. 33-65457 on Form S-8 dated December 29, 1995

Registration Statement No. 33-65459 on Form S-8 dated December 29, 1995

Registration Statement No. 333-00839 on Form S-8 dated February 9, 1996

Registration Statement No. 333-04297 on Form S-3 dated May 22, 1996

Registration Statement No. 333-24569 on Form S-8 dated April 4, 1997

Registration Statement No. 333-24567 on Form S-8 dated April 4, 1997

Registration Statement No. 333-24565 on Form S-8 dated April 4, 1997

Registration Statement No. 333-24555 on Form S-8 dated April 4, 1997

Registration Statement No. 333-37061 on Form S-8 dated October 2, 1997

Registration Statement No. 333-48118 on Form S-8 dated October 18, 2000

Registration Statement No. 333-48120 on Form S-8 dated October 18, 2000

Registration Statement No. 333-48122 on Form S-8 dated October 18, 2000

Registration Statement No. 333-48124 on Form S-8 dated October 18, 2000

Registration Statement No. 333-48126 on Form S-8 dated October 18, 2000

Registration Statement No. 333-50966 on Form S-8 dated November 30, 2000

Registration Statement No. 333-51042 on Form S-8 to Form S-4 dated February 6, 2001

Registration Statement No. 333-63090 on Form S-3 dated June 15, 2001 as amended on

Form S-3/A dated July 10, 2001

Registration Statement No. 333-104163 on Form S-8 dated March 31, 2003

Registration Statement No. 333-104164 on Form S-8 dated March 31, 2003

Registration Statement No. 333-48124 on Form S-8 dated August 14, 2003

Registration Statement No. 333-107962 on Form S-8 dated August 14, 2003

Registration Statement No. 333-110791 on Form S-8 dated November 26, 2003

Registration Statement No. 333-110792 on Form S-8 dated November 26, 2003

Registration Statement No. 333-117788 on Form S-8 dated July 30, 2004

Registration Statement No. 333-136053 on Form S-8 dated July 26, 2006

Registration Statement No. 333-138924 on Form S-3 dated November 22, 2006

Registration Statement No. 333-163220 on Form S-3 dated November 19, 2009 of our reports dated February 25, 2010, with respect to the consolidated financial statements of Comerica Incorporated and the effectiveness of internal control over financial reporting of Comerica Incorporated incorporated herein by reference for the year ended December 31, 2009.

February 25, 2010
Dallas, Texas
/s/ Ernst & Young LLP